UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Senior High Income Portfolio, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/06

Date of reporting period: 03/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Annual Report
February 28, 2006


Senior High Income
Portfolio, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with high current income by investing at least 80% of its net assets plus any borrowings for investment purposes in senior debt obligations, including corporate loans and both privately placed and publicly offered corporate bonds and notes. Senior debt obligations generally include debt obligations of a company that have a contractual right to repayment in the event of a default or bankruptcy of the company with priority over existing or future subordinated debt (if any), preferred stock or common stock of the same company. Senior debt ranks equally in right of payment to all other debt of the company other than debt that is contractually subordinated in right of payment to such senior debt. Senior debt in which the Fund invests may be secured by collateral or may be unsecured. Certain senior debt obligations may be effectively junior to other debt obligations of the company that are secured by collateral, as well as to any indebtedness of such company's subsidiaries or affiliates. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt obligations of comparable quality. The Fund will generally not invest in securities rated at the time of purchase, Caa/CCC or below by each of the major ratings agencies that rate the securities.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ 08543-9011


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Senior High Income Portfolio, Inc.



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Proxy Results


During the six-month period ended February 28, 2006, Senior High Income Portfolio, Inc.'s shareholders voted on the following proposal. Proposal 2 was withdrawn at a shareholders' meeting on October 21, 2005. A description of the proposal and number of shares voted were as follows:


                                                                        Shares Voted     Shares Voted     Shares Voted
                                                                            For            Against          Abstain
2. To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment
   in other investment companies.                                        24,032,437        870,490          849,857


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund provided competitive returns and an attractive yield during the fiscal year as we continued to use our credit-driven investment process to maintain a well-diversified portfolio.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2006, the Common Stock of Senior High Income Portfolio, Inc. had net annualized yields of 9.40% and 9.59%, based on a year-end per share net asset value of $6.00 and a per share market price of $5.88, respectively, and $.564 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.07%, based on a change in per share net asset value from $6.28 to $6.00, and assuming reinvestment of all distributions. The Fund's total return for the period outpaced the +4.62% return of its benchmark, which is an equal blend of the Credit Suisse High Yield Index and the Credit Suisse Leveraged Loan Index.

For the six-month period ended February 28, 2006, the total investment return on the Fund's Common Stock was +3.88%, based on a change in per share net asset value from $6.06 to $6.00, and assuming reinvestment of all distributions. The blended benchmark returned +2.46% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market was quite volatile during the 12 months ended February 28, 2006. In spring 2005, we saw the downgrades of both Ford Motor Co.'s and General Motors Corp.'s debt to junk bond status. Uncertainty regarding the absolute volume of bonds that would constitute "fallen angels" (that is, bonds that move from investment grade to junk bond status) and the impact of the downgrades on the high yield index caused some investors in the asset class to head for the sidelines. This led to price weakness and spread widening, particularly among the lower-rated junk bond categories. The market gained perspective on the auto downgrades, rallied through late spring and summer, but retreated in the fall following the bankruptcy filing of auto-parts maker Delphi Corp. For this 12-month period ended February 28, 2006, the Credit Suisse High Yield Index returned a relatively modest +3.27%.

In contrast, the bank loan market, as represented by the Credit Suisse Leveraged Loan Index, remained solid during the fiscal year, posting a return of +5.96% for the 12 months ended February 28, 2006. This is primarily attributable to the senior secured status of bank loans, which made them less vulnerable to credit concerns when compared to high yield bonds. Another factor contributing to the strong performance of leveraged loans is collateralized loan obligations (CLOs), which now hold more than 60% of the leveraged loan market. As the financing for these structured products has become less expensive, so too has the spread required in the leveraged loan space to make this model work. We are seeing leveraged loan spreads at historically tight levels. The prospect for further spread tightening relies primarily on the cost of CLO financing going forward.


What factors most influenced Fund performance?

Specific investments that contributed most to performance during the past year included Winstar Communications, Telewest Global, Inc. and Highland Legacy. The Fund had participated in a DIP (debtor-in-possession) financing for Winstar back in 2001. We wrote off $1.7 million that went unpaid following the conversion of the case from a Chapter 11 reorganization to a Chapter 7 liquidation. However, there was an open litigation proceeding against Lucent Technologies, Inc. wherein the judge recently (in January 2006) ruled in favor of Winstar. We reinstated this position in the fund at $2.2 million, which represents the market bid for the DIP loan plus accrued interest.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



The Fund received 342,000 shares of U.K. cable company Telewest Global in July 2004 in a financial restructuring. We sold the stock after the share price ran from $17.79 to $19.32 during this period based on the prospects of a merger with another U.K. cable company, NTL.

Regarding Highland Legacy, our $4 million investment in the subordinated tranche of this collateralized bond obligation (CBO, vintage 1999) rallied during the year from 81 to 99. (This position's price was 22.8 in July 2003.) This price movement reflects both the benefit of the 2003 - 2004 high yield market rally on portfolio valuation and the expiration of various ill-advised floating-for-fixed swap contracts that were overlaid on the portfolios.

Investments that detracted most from Fund performance during the period included Pliant Corp., GEO Specialty Chemicals, Inc. and Refco Finance Holdings LLC. Our $3.3 million position in Pliant Corp., a flexible plastic packaging corporation, collapsed from 98 to 27 during the year. An already difficult financial position arising from high resin prices worsened following the August and September hurricanes. Resin suppliers put Pliant on order allocation (that is, rationing), and then subsequently withdrew trade support. Pliant's liquidity position became untenable, leading to a Chapter 11 filing on January 4, 2006.

The Fund holds $4.4 million in bonds and 142,000 shares of common stock of GEO, a specialty chemicals company that services niche markets in electronics, paints and coatings, construction, water treatment and rubber additives. In 2005, high energy costs and raw material inflation hurt the company's profit margins as costs rose faster than prices. This caused the bonds to decline in price from $106.75 to $87.00, while the share price of the equity declined from $15.00 to $4.50. This trend has abated recently, and we believe 2006 should prove to be a key turnaround year for the company.

Financial services company Refco filed for Chapter 11 reorganization following the announcement that the company had discovered that it was owed a debt of approximately $430 million by an entity controlled by the company's CEO. The value of our Refco bonds, which were marked at $108.75 on September 30, 2005, plunged sharply. We liquidated our $3.9 million position at an average price of $50.00.


What changes were made to the Fund during the period?

We continued to shorten the Fund's duration, thereby limiting the price sensitivity to rising long-term interest rates, by investing in floating rate notes and bank loans. The Fund is currently at a roughly 50% fixed rate/50% floating rate composition. We think this makes sense given the flat yield curve and our conviction that the probability of rising long-term interest rates far outweighs that of declining long-term rates.


How would you characterize the Fund's position at the close of the period?

We plan to maintain the Fund's 50% fixed rate/50% floating rate composition in 2006. Our investment approach will continue to be credit driven, with the aim of maintaining a well-diversified investment portfolio. We also intend to maintain our use of leverage within a target range of 25% - 30% of total assets.


Kevin J. Booth
Vice President and Portfolio Manager


March 8, 2006



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Portfolio Information


As of February 28, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Wellman, Inc. First Lien Term Loan, 8.68%
   due 2/10/2009                                  2.4%
Charter Communications Operating LLC
   Tranche B Term Loan, 7.86% - 7.92%
   due 4/07/2011                                  2.4
Bowater, Inc., 7.491% due 3/15/2010               2.2
PolyOne Corp., 10.625% due 5/15/2010              2.1
Felcor Lodging LP, 8.83% due 6/01/2011            1.9
US Can Corp., 10.875% due 7/15/2010               1.9
Nova Chemicals Corp., 7.561%
   due 11/15/2013                                 1.8
Advanced Accessory Systems LLC, 10.75%
   due 6/15/2011                                  1.8
CCM Merger, Inc., 8% due 8/01/2013                1.8
Rainbow National Services LLC, 8.75%
   due 9/01/2012                                  1.7



                                               Percent of
Five Largest Industries                        Net Assets

Chemicals                                        18.6%
Cable--U.S.                                      15.7
Paper                                             9.7
Service                                           8.0
Gaming                                            7.5

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

A/A                                                0.2%
BBB/Baa                                            0.5
BB/Ba                                             14.9
B/B                                               67.3
CCC/Caa                                           10.8
CC/Ca                                              0.2
D                                                  1.2
NR (Not Rated)                                     4.6
Other*                                             0.3

 * Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments                                       (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Aerospace & Defense--1.3%

 $  4,510,000   Vought Aircraft Industries, Inc., 8%
                  due 7/15/2011                                 $     4,228,125

Automotive--4.9%

    7,550,000   Advanced Accessory Systems LLC, 10.75%
                  due 6/15/2011                                       6,002,250
    1,300,000   Cooper-Standard Automotive, Inc., 8.375%
                  due 12/15/2014                                      1,007,500
    1,350,000   Delco Remy International, Inc., 8.60%
                  due 4/15/2009 (f)                                   1,269,000
    2,425,000   Exide Technologies, 10.50% due 3/15/2013 (i)          1,921,812
    5,000,000   General Motors Acceptance Corporation, 5.50%
                  due 1/16/2007 (f)                                   4,868,070
    1,175,000   Metaldyne Corp., 11% due 6/15/2012                      916,500
      475,000   Tenneco Automotive, Inc. Series B, 10.25%
                  due 7/15/2013                                         526,063
                Venture Holdings Co. LLC:
      700,000        12% due 6/01/2009 (c)                                    0
    3,325,000        Series B, 9.50% due 7/01/2005 (b)                    4,156
                                                                ---------------
                                                                     16,515,351

Broadcasting--2.3%

      522,857   Emmis Communications Corp., 10.366%
                  due 6/15/2012 (f)                                     522,857
    3,000,000   Granite Broadcasting Corp., 9.75%
                  due 12/01/2010                                      2,715,000
      500,000   LIN Television Corp. Series B, 6.50%
                  due 5/15/2013                                         474,375
                Paxson Communications Corp. (f)(i):
    1,325,000        7.777% due 1/15/2012                             1,325,000
    2,625,000        10.777% due 1/15/2013                            2,539,687
                                                                ---------------
                                                                      7,576,919

Cable--International--1.4%

      350,000   NTL Cable Plc, 8.75% due 4/15/2014                      357,000
                New Skies Satellites NV:
    1,550,000        9.573% due 11/01/2011 (f)(i)                     1,600,375
    2,450,000        9.125% due 11/01/2012                            2,633,750
                                                                ---------------
                                                                      4,591,125

Cable--U.S.--8.6%

    1,800,000   CSC Holdings, Inc., 7.25% due 7/15/2008               1,822,500
    2,275,000   Cablevision Systems Corp. Series B, 8.716%
                  due 4/01/2009 (f)                                   2,351,781
                Charter Communications Holdings LLC:
    1,750,000        10% due 4/01/2009                                1,347,500
    1,000,000        11.75% due 1/15/2010                               700,000
    2,000,000        11.125% due 1/15/2011                            1,070,000
    1,500,000        9.92% due 4/01/2011                                765,000
    1,000,000        10% due 5/15/2011                                  500,000
    5,000,000   EchoStar DBS Corp., 4.85% due 10/01/2008 (f)          5,100,000
                Intelsat Bermuda Ltd. (i):
    1,925,000        9.609% due 1/15/2012 (f)                         1,963,500
    1,675,000        8.25% due 1/15/2013                              1,712,687
    2,400,000        8.625% due 1/15/2015                             2,490,000
    1,400,000   Mediacom Broadband LLC, 11% due 7/15/2013             1,498,000
    1,875,000   Mediacom LLC, 9.50% due 1/15/2013                     1,875,000
    5,250,000   Rainbow National Services LLC, 8.75%
                  due 9/01/2012 (i)                                   5,656,875
                                                                ---------------
                                                                     28,852,843



         Face
       Amount   Corporate Bonds                                        Value

Chemicals--13.4%

 $  1,350,000   ArCo Chemical Co., 9.80% due 2/01/2020          $     1,485,000
    2,250,000   Compass Minerals International, Inc. Series B,
                  12%** due 6/01/2013                                 2,002,500
    4,382,000   GEO Specialty Chemicals, Inc., 13.036%
                  due 12/31/2009 (h)                                  3,768,520
                Huntsman International, LLC:
    1,000,000        9.875% due 3/01/2009                             1,047,500
    1,219,000        10.125% due 7/01/2009                            1,249,475
    3,000,000   Invista B.V., 9.25% due 5/01/2012 (i)                 3,187,500
    2,500,000   Koppers, Inc., 9.875% due 10/15/2013                  2,700,000
    1,650,000   Lyondell Chemical Co., 11.125% due 7/15/2012          1,823,250
    1,200,000   Millennium America, Inc., 7.625%
                  due 11/15/2026                                      1,080,000
    6,000,000   Nova Chemicals Corp., 7.561%
                  due 11/15/2013 (f)                                  6,120,000
    5,350,000   Omnova Solutions, Inc., 11.25% due 6/01/2010          5,630,875
                PolyOne Corp.:
    1,000,000        6.89% due 9/22/2008                                957,500
    6,475,000        10.625% due 5/15/2010                            6,944,438
                Rockwood Specialties Group, Inc.:
    1,322,000        10.625% due 5/15/2011                            1,454,200
      250,000        7.50% due 11/15/2014                               252,500
    3,000,000   Tronox Worldwide LLC, 9.50%
                  due 12/01/2012 (i)                                  3,135,000
    2,000,000   VeraSun Energy Corp., 9.875%
                  due 12/15/2012 (i)                                  2,130,000
                                                                ---------------
                                                                     44,968,258

Consumer--Durables--1.3%

    4,450,000   Simmons Bedding Co., 7.875% due 1/15/2014             4,272,000

Consumer--Non-Durables--2.8%

    4,725,000   Hines Nurseries, Inc., 10.25% due 10/01/2011          4,719,094
    2,125,000   North Atlantic Trading Co., 9.25%
                  due 3/01/2012                                       1,296,250
    3,525,000   Quiksilver, Inc., 6.875% due 4/15/2015                3,401,625
                                                                ---------------
                                                                      9,416,969

Diversified Media--1.9%

    1,000,000   AMC Entertainment, Inc., 11%
                  due 2/01/2016 (i)                                   1,006,250
                RH Donnelley Corp. (i):
      500,000        6.875% due 1/15/2013                               470,000
    1,175,000        8.875% due 1/15/2016                             1,226,406
    1,000,000        Series A2, 6.875% due 1/15/2013                    940,000
                Universal City Florida Holding Co. I:
      175,000        8.375% due 5/01/2010                               174,562
    2,450,000        9.43% due 5/01/2010 (f)                          2,486,750
                                                                ---------------
                                                                      6,303,968

Energy--Exploration & Production--1.4%

    1,500,000   Chaparral Energy, Inc., 8.50%
                  due 12/01/2015 (i)                                  1,586,250
    3,000,000   Compton Petroleum Finance Corp., 7.625%
                  due 12/01/2013                                      3,067,500
                                                                ---------------
                                                                      4,653,750



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Energy--Other--2.6%

 $  1,000,000   Dresser, Inc., 9.375% due 4/15/2011             $     1,050,000
      974,000   Dresser-Rand Group, Inc., 7.375%
                  due 11/01/2014 (i)                                  1,012,960
    3,325,000   SemGroup LP, 8.75% due 11/15/2015 (i)                 3,441,375
    3,350,000   Star Gas Partners LP, 10.25% due 2/15/2013            3,391,875
                                                                ---------------
                                                                      8,896,210

Financial--1.7%

    4,000,000   Highland Legacy Ltd. CLO, 9.943%
                  due 6/01/2011 (f)(i)                                3,975,600
      500,000   Investcorp SA, 7.54% due 10/21/2008                     507,009
    1,000,000   Pennant CBO Ltd., 13.43% due 3/14/2011 (i)              620,000
                SKM-LibertyView CBO Ltd. Series 1A (c)(i):
    1,500,000        Class C1, 8.71% due 4/10/2011                      525,000
    1,000,000        Class D, 11.91% due 4/10/2011                       15,000
                                                                ---------------
                                                                      5,642,609

Food & Drug--0.4%

      850,000   Duane Reade, Inc., 8.991% due 12/15/2010 (f)            835,125
      500,000   Stripes Acquisition LLC, 10.625%
                  due 12/15/2013 (i)                                    522,500
                                                                ---------------
                                                                      1,357,625

Gaming--6.0%

    5,925,000   CCM Merger, Inc., 8% due 8/01/2013 (i)                5,895,375
                Galaxy Entertainment Finance Co. Ltd. (i):
    5,450,000        9.655% due 12/15/2010 (f)                        5,627,125
      550,000        9.875% due 12/15/2012                              569,250
    2,000,000   Inn of the Mountain Gods Resort & Casino,
                  12% due 11/15/2010                                  2,112,500
    2,000,000   Jacobs Entertainment, Inc., 11.875%
                  due 2/01/2009                                       2,110,000
    1,550,000   Little Traverse Bay Bands of Odawa Indians,
                  10.25% due 2/15/2014 (i)                            1,530,625
      675,000   Penn National Gaming, Inc., 6.75%
                  due 3/01/2015                                         678,375
    1,500,000   Tunica-Biloxi Gaming Authority, 9%
                  due 11/15/2015 (i)                                  1,537,500
                                                                ---------------
                                                                     20,060,750

Health Care--2.5%

    1,875,000   CDRV Investors, Inc., 9.75%** due 1/01/2015           1,284,375
                Elan Finance Plc:
    1,650,000        7.75% due 11/15/2011                             1,534,500
    2,325,000        8.749% due 11/15/2011 (f)                        2,249,437
    3,000,000   Tenet Healthcare Corp., 7.375% due 2/01/2013          2,752,500
      700,000   VWR International, Inc., 8% due 4/15/2014               700,000
                                                                ---------------
                                                                      8,520,812

Housing--2.5%

      500,000   Compression Polymers Corp., 10.50%
                  due 7/01/2013 (i)                                     502,500
      247,700   Formica Holdings Corp., 8.76% due 6/10/2011             235,314
                Goodman Global Holding Co., Inc.:
    2,555,000        7.491% due 6/15/2012 (f)                         2,599,712
    4,750,000        7.875% due 12/15/2012                            4,643,125
      550,000   US Concrete, Inc., 8.375% due 4/01/2014                 563,750
                                                                ---------------
                                                                      8,544,401



         Face
       Amount   Corporate Bonds                                        Value

Information Technology--5.1%

 $  1,000,000   Activant Solutions, Inc., 10.53%
                  due 4/01/2010 (f)(i)                          $     1,025,000
    3,800,000   Amkor Technology, Inc., 9.25% due 2/15/2008           3,857,000
    2,450,000   Freescale Semiconductor, Inc., 7.35%
                  due 7/15/2009 (f)                                   2,511,250
    1,375,000   MagnaChip Semiconductor SA, 7.741%
                  due 12/15/2011 (f)                                  1,395,625
                Sungard Data Systems, Inc. (i):
    5,250,000        9.125% due 8/15/2013                             5,584,688
    1,750,000        9.431% due 8/15/2013 (f)                         1,846,250
    1,075,000   Telcordia Technologies Inc., 10%
                  due 3/15/2013 (i)                                     989,000
                                                                ---------------
                                                                     17,208,813

Leisure--2.4%

    6,000,000   Felcor Lodging LP, 8.83% due 6/01/2011 (f)            6,240,000
       91,000   Host Marriott Corp. Series B, 7.875%
                  due 8/01/2008                                          91,570
    2,000,000   True Temper Sports, Inc., 8.375%
                  due 9/15/2011                                       1,800,000
                                                                ---------------
                                                                      8,131,570

Manufacturing--4.4%

    1,000,000   Chart Industries, Inc., 9.125%
                  due 10/15/2015 (i)                                  1,035,000
    1,750,000   Columbus McKinnon Corp., 8.875%
                  due 11/01/2013                                      1,841,875
    3,000,000   Communications & Power Industries, Inc.,
                  8% due 2/01/2012                                    3,082,500
    2,250,000   EaglePicher Inc., 9.75% due 9/01/2013 (c)             1,563,750
    2,825,000   Invensys Plc, 9.875% due 3/15/2011 (i)                2,923,875
    2,750,000   Mueller Group, Inc., 10% due 5/01/2012                3,011,250
      300,000   NMHG Holding Co., 10% due 5/15/2009                     316,500
    1,000,000   Propex Fabrics, Inc., 10% due 12/01/2012                890,000
                                                                ---------------
                                                                     14,664,750

Metal--Other--3.2%

      500,000   Aleris International, Inc., 9% due 11/15/2014           527,500
    2,950,000   Indalex Holding Corp., 11.50%
                  due 2/01/2014 (i)                                   2,891,000
    5,000,000   James River Coal Co., 9.375% due 6/01/2012            5,212,500
    2,225,000   RathGibson, Inc., 11.25% due 2/15/2014 (i)            2,252,813
                                                                ---------------
                                                                     10,883,813

Packaging--5.5%

                Anchor Glass Container Corp.:
    4,715,000        11.491% due 9/30/2006                            4,809,300
    6,200,000        11.497% due 2/15/2013 (c)                        4,960,000
    3,100,000   Pliant Corp., 13% due 6/01/2010 (c)                     759,500
    5,550,000   US Can Corp., 10.875% due 7/15/2010                   6,236,812
    2,250,000   Wise Metals Group LLC, 10.25%
                  due 5/15/2012                                       1,721,250
                                                                ---------------
                                                                     18,486,862



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Paper--9.0%

 $  3,275,000   Abitibi-Consolidated, Inc., 7.991%
                  due 6/15/2011 (f)                             $     3,184,937
    2,975,000   Ainsworth Lumber Co. Ltd., 8.277%
                  due 10/01/2010 (f)                                  2,945,250
                Boise Cascade LLC:
    1,100,000        7.475% due 10/15/2012 (f)                        1,094,500
      350,000        7.125% due 10/15/2014                              332,500
    7,475,000   Bowater, Inc., 7.491% due 3/15/2010 (f)               7,475,000
    1,775,000   Domtar, Inc., 7.125% due 8/15/2015                    1,486,562
      625,000   Graphic Packaging International Corp., 9.50%
                  due 8/15/2013                                         593,750
                JSG Funding Plc:
    3,000,000        9.625% due 10/01/2012                            3,142,500
    3,150,000        7.75% due 4/01/2015                              2,866,500
    5,175,000   NewPage Corp., 10.93% due 5/01/2012 (f)               5,433,750
      800,000   Smurfit-Stone Container Enterprises, Inc.,
                  8.375% due 7/01/2012                                  784,000
    1,725,000   Tembec Industries, Inc., 8.625% due 6/30/2009           957,375
                                                                ---------------
                                                                     30,296,624

Retail--1.3%

                Neiman-Marcus Group, Inc. (i):
    2,250,000        9% due 10/15/2015                                2,376,562
    2,000,000        10.375% due 10/15/2015                           2,105,000
                                                                ---------------
                                                                      4,481,562

Service--5.4%

    2,700,000   Ahern Rentals, Inc., 9.25% due 8/15/2013 (i)          2,835,000
      720,000   Allied Waste North America, Inc., 7.875%
                  due 4/15/2013                                         748,800
      500,000   Corrections Corp. of America, 6.75%
                  due 1/31/2014                                         508,750
    4,000,000   HydroChem Industrial Services, Inc., 9.25%
                  due 2/15/2013 (i)                                   3,960,000
    2,325,000   MSW Energy Holdings LLC, 8.50%
                  due 9/01/2010                                       2,476,125
    2,000,000   Neff Rental LLC, 11.25% due 6/15/2012 (i)             2,170,000
    5,450,000   United Rentals North America, Inc., 7.75%
                  due 11/15/2013 (i)                                  5,470,437
                                                                ---------------
                                                                     18,169,112

Telecommunications--3.9%

    2,045,000   Cincinnati Bell, Inc., 8.375% due 1/15/2014           2,065,450
    4,000,000   Qwest Communications International, Inc.,
                  8.249% due 2/15/2009 (f)                            4,085,000
    1,025,000   Qwest Corp., 7.741% due 6/15/2013 (f)                 1,119,813
                Time Warner Telecom Holdings, Inc.:
    3,500,000        8.749% due 2/15/2011 (f)                         3,574,375
    2,000,000        9.25% due 2/15/2014                              2,157,500
                                                                ---------------
                                                                     13,002,138

Transportation--0.5%

    1,500,000   Progress Rail Services Corp., 7.75%
                  due 4/01/2012 (i)                                   1,535,625



         Face
       Amount   Corporate Bonds                                        Value

Utility--2.1%

                NRG Energy, Inc.:
 $  2,100,000        7.25% due 2/01/2014                        $     2,152,500
    1,975,000        7.375% due 2/01/2016                             2,034,250
    2,000,000   Northwest Pipeline Corp., 6.625%
                  due 12/01/2007                                      2,025,000
      725,000   Williams Cos., Inc., 8.625% due 6/01/2010               767,594
                                                                ---------------
                                                                      6,979,344

Wireless Communications--2.0%

    1,550,000   Digicel Ltd., 9.25% due 9/01/2012 (i)                 1,627,500
                Dobson Cellular Systems:
    1,000,000        8.375% due 11/01/2011                            1,060,000
    2,200,000        9.43% due 11/01/2011 (f)                         2,288,000
    1,000,000   Rural Cellular Corp., 8.991% due 3/15/2010 (f)        1,020,000
      800,000   US Unwired, Inc., 8.741% due 6/15/2010 (f)              824,000
                                                                ---------------
                                                                      6,819,500

                Total Corporate Bonds
                (Cost--$346,383,251)--99.8%                         335,061,428



                Floating Rate Loan Interests (a)

Aerospace & Defense--1.5%

    5,092,593   Standard Aero Holdings Term Loan,
                  6.83% - 6.96% due 8/24/2012                         5,062,358

Airlines--0.2%

      500,000   Delta Air Lines, Inc. Term Loan B, 11.01%
                  due 3/27/2008                                         519,875

Automotive--1.8%

                Intermet Corp.:
    1,851,852        First Lien Term Loan, 9.09% due 11/08/2010       1,833,333
      648,148        Letter of Credit, 9.09% due 11/08/2010             641,667
                Metaldyne Corp.:
    1,852,550        Term Loan D, 9.044% due 12/31/2009               1,888,443
      270,000        Term Loan D-2, 11.25% due 12/31/2009               273,628
                Tenneco Automotive, Inc.:
    1,092,618        Term Loan B, 7.02% due 12/12/2010                1,109,690
      479,968        Tranche B-1 Credit Linked Deposit, 6.635%
                     due 12/12/2010                                     487,467
                                                                ---------------
                                                                      6,234,228

Cable--International--0.4%

      333,826   New Skies Satellites, BV Term Loan, 6.75%
                  due 5/04/2011                                         336,121
                Telewest Communications Networks Ltd.:
      566,667        Term Loan B, 6.565% due 12/21/2012                 566,490
      433,333        Term Loan C, 7.315% due 12/21/2013                 434,643
                                                                ---------------
                                                                      1,337,254



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Floating Rate Loan Interests (a)                       Value

Cable--U.S.--7.1%

                Century Cable Holdings LLC:
 $  3,000,000        Discretionary Term Loan, 9.50%
                     due 12/31/2009                             $     2,940,000
    5,000,000        Term Loan, 9.50% due 6/30/2009                   4,914,585
    7,870,215   Charter Communications Operating LLC
                  Tranche B Term Loan, 7.86% - 7.92%
                  due 4/07/2011                                       7,969,750
    3,920,000   Insight Midwest Holdings LLC Term Loan C,
                  6.60% due 12/31/2009                                3,979,247
    4,000,000   Olympus Cable Holdings LLC Term Loan B,
                  9.50% due 9/30/2010                                 3,940,356
                                                                ---------------
                                                                     23,743,938

Chemicals--5.0%

    2,686,500   Cll Carbon Term Loan B, 6.563%
                  due 8/23/2012                                       2,718,402
    2,582,808   Celanese Holdings LLC Term Loan B, 6.527%
                  due 4/06/2011                                       2,616,384
    1,616,071   Huntsman ICI Holdings Term Loan B, 6.32%
                  due 8/16/2012                                       1,627,433
    1,592,000   Rockwood Specialties Group, Inc. Tranche D
                  Term Loan, 6.466% due 12/10/2012                    1,614,388
    8,000,000   Wellman, Inc. First Lien Term Loan, 8.68%
                  due 2/10/2009                                       8,140,000
                                                                ---------------
                                                                     16,716,607

Consumer--Durables--0.9%

    3,000,000   Simmons Co. Term Loan, 8.50% due 6/19/2012            3,040,782


Consumer--Non-Durables--2.3%

    4,640,278   American Safety Razor Co. Tranche B Term Loan,
                  7.56% due 2/28/2012                                 4,709,882
    1,485,000   Culligan International Co. Term Loan, 7.07%
                  due 9/30/2011                                       1,506,347
    1,470,000   Solo Cup Co. Term Loan, 6.02% - 6.72%
                  due 2/27/2011                                       1,485,619
                                                                ---------------
                                                                      7,701,848

Energy--Other--2.7%

    2,992,500   Cheniere Energy, Inc. Term Loan B, 6.95%
                  due 8/31/2012                                       3,031,777
                Dresser, Inc.:
      236,197        Term Loan C, 7.11% due 4/10/2009                   240,330
    1,250,000        Term Loan Unsecured, 7.99%
                     due 2/25/2010                                    1,284,375
    2,500,000   Key Energy Services, Inc. Term Loan B,
                  7.52% - 7.78% due 6/30/2012                         2,539,063
    2,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                  12.07% due 5/05/2015                                2,065,000
                                                                ---------------
                                                                      9,160,545



         Face
       Amount   Floating Rate Loan Interests (a)                       Value

Financial--0.5%

  $ 1,810,873   LNR Property Corp. Tranche B Term Loan,
                  7.57% due 2/03/2008                           $     1,829,549

Food & Tobacco--1.8%

      750,000   Bolthouse Farms, Inc. Second Lien Term Loan,
                  10.07% due 12/01/2013                                 769,688
    1,978,333   Commonwealth Brands Term Loan, 7%
                  due 12/22/2012                                      2,004,299
    1,657,726   Dr. Pepper/Seven Up Bottling Group, Inc.
                  Term Loan B, 6.57% due 12/19/2010                   1,682,592
    1,588,333   Pierre Foods, Inc. Term Loan B, 6.56%
                  due 6/30/2010                                       1,609,677
                                                                ---------------
                                                                      6,066,256

Gaming--1.5%

    5,000,000   Resorts International First Lien Term Loan,
                  7.53% due 4/26/2012                                 4,993,750

Health Care--1.7%

      335,227   Colgate Medical Ltd. Term Loan B, 6.60%
                  due 12/15/2008                                        337,113
    1,516,102   Medpointe Healthcare Inc. Tranche B Term Loan,
                  9.86% due 9/30/2008                                 1,516,102
    3,661,334   VWR International, Inc. Tranche B Term Loan,
                  7.12% due 4/07/2011                                 3,718,542
                                                                ---------------
                                                                      5,571,757

Housing--2.4%

    2,336,169   Headwaters, Inc. Term Loan B-1, 6.86%
                  due 4/30/2011                                       2,355,636
    1,943,421   LIONS Gables Realty Term Loan B, 6.32%
                  due 9/30/2006                                       1,955,898
    4,000,000   Stile U.S. Acquisition Corp. Bridge Loan,
                  10.884% due 4/06/2015                               3,700,000
                                                                ---------------
                                                                      8,011,534

Information Technology--1.0%

    1,760,000   Fidelity National Information Solutions, Inc.
                  Term Loan B, 6.32% due 3/09/2013                    1,774,506
    1,674,844   Telcordia Technologies, Inc. Term Loan,
                  7.22% - 7.31% due 9/15/2012                         1,659,142
                                                                ---------------
                                                                      3,433,648

Manufacturing--1.9%

    2,801,295   Invensys International Holdings Ltd. First Lien
                  Term Loan, 7.791% due 9/04/2009                     2,843,315
    3,473,750   Metokote Corp. Second Lien Term Loan,
                  7.53% - 7.67% due 11/27/2011                        3,493,290
                                                                ---------------
                                                                      6,336,605



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Floating Rate Loan Interests (a)                       Value

Metal--Other--1.4%

                Euramax International Plc:
  $   994,737        Second Lien Term Loan, 11.544%
                     due 6/29/2013                              $       957,434
    1,700,843        Tranche 3 Term Loan B, 7.241%
                     due 6/29/2012                                    1,705,096
    2,005,263        Tranche 4 Second Lien Term Loan,
                     11.544% due 6/29/2013                            1,930,066
                                                                ---------------
                                                                      4,592,596

Packaging--1.1%

    3,534,686   Owens-Illinois Group, Inc. Tranche Term
                  Loan C, 6.39% due 4/01/2008                         3,557,884

Paper--0.7%

    2,500,000   Georgia Pacific Corp. Second Lien Term Loan,
                  7.56% due 2/14/2014                                 2,500,000

Retail--0.1%

      303,691   General Nutrition Centers, Inc. Tranche B
                  Term Loan, 7.61% - 7.80% due 12/05/2009               307,961

Service--2.6%

                Allied Waste North America, Inc.:
    1,206,051        Term Loan, 6.09% - 6.97%
                     due 1/15/2012                                    1,219,933
      468,243        Tranche A Credit Linked Deposit, 4.39%
                     due 1/15/2012                                      473,950
                United Rentals, Inc.:
    1,637,500        Term Loan, 6.86% due 2/14/2011                   1,658,652
      333,333        Tranche B Credit Linked Deposit, 4.57%
                     due 2/14/2011                                      337,639
                Waste Services, Inc. Term Loan B:
    1,125,000        7.83% due 3/31/2011                              1,139,063
    3,940,000        7.82% - 9.75% due 3/31/2011                      3,991,713
                                                                ---------------
                                                                      8,820,950

Telecommunications--0.7%

    1,702,542   Winstar Communications Debtor In Possession,
                  6.366% due 12/31/2006 (c)                           2,234,586

Utility--1.1%

    1,700,000   Covanta Energy Corp. Second Lien Term Loan,
                  10.019% - 10.081% due 6/24/2013                     1,731,875
                El Paso Corp.:
      750,000        Deposit Account, 4.29% due 11/23/2009              758,021
    1,225,000        Term Loan, 7.313% due 11/23/2009                 1,240,738
                                                                ---------------
                                                                      3,730,634

Wireless Communications--0.8%

    2,750,000   Centennial Cellular Operating Co. Term Loan,
                  6.45% - 7.23% due 2/09/2011                         2,790,486

                Total Floating Rate Loan Interests
                (Cost--$135,326,500)--41.2%                         138,295,631



       Shares
         Held   Common Stocks                                          Value

Chemicals--0.2%

      142,466   GEO Specialty Chemicals, Inc. (e)               $       641,097

Leisure--0.2%

       41,866   Lodgian, Inc. (e)                                       525,000

                Total Common Stocks
                (Cost--$2,818,936)--0.4%                              1,166,097



                Preferred Stocks

Cable--U.S.--0.0%

        2,500   Adelphia Communications Corp. Series B,
                  13% (e)                                                   625

                Total Preferred Stocks
                (Cost--$225,000)--0.0%                                      625



                Warrants (g)

Paper--0.0%

        3,500   MDP Acquisitions Plc (expires 10/01/2013)                35,000

Wireless Communications--0.1%

          600   American Tower Corp. (expires 8/01/2008)                268,938

                Total Warrants
                (Cost--$39,036)--0.1%                                   303,938



   Beneficial
     Interest   Other Interests (d)

Automotive--0.0%

 $  4,130,972   Cambridge Industries, Inc. (Litigation Trust
                  Certificates)                                          41,310

Health Care--0.0%

       10,283   MEDIQ Inc. (Preferred Stock Escrow
                  due 2/01/2006)                                              0

                Total Other Interests
                (Cost--$0)--0.0%                                         41,310

Total Investments (Cost--$484,792,723*)--141.5%                     474,869,029
Liabilities in Excess of Other Assets--(41.5%)                    (139,178,959)
                                                                ---------------
Net Assets--100.0%                                              $   335,690,070
                                                                ===============



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                          $    484,462,385
                                            ================
    Gross unrealized appreciation           $     13,502,399
    Gross unrealized depreciation               (23,095,755)
                                            ----------------
    Net unrealized depreciation             $    (9,593,356)
                                            ================


 ** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.

(b) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity and is non-income producing.

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(e) Non-income producing security.

(f) Floating rate note.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h) Convertible security.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $(4,343,454)     $36,585


    See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Statement of Assets, Liabilities and Capital

As of February 28, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$484,792,723)                           $   474,869,029
       Unfunded loan commitment                                                                                            14,063
       Receivables:
           Interest                                                                            $     7,321,977
           Securities sold                                                                           1,111,875
           Commitment fees                                                                               3,055          8,436,907
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    4,524
                                                                                                                  ---------------
       Total assets                                                                                                   483,324,523
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                          141,700,000
       Bank overdraft                                                                                                     196,675
       Payables:
           Securities purchased                                                                      5,229,171
           Dividends to shareholders                                                                   182,409
           Investment adviser                                                                          147,854
           Interest on loans                                                                            74,125
           Other affiliates                                                                              2,860          5,636,419
                                                                                               ---------------
       Accrued expenses                                                                                                   101,359
                                                                                                                  ---------------
       Total liabilities                                                                                              147,634,453
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   335,690,070
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (55,941,308 shares issued and outstanding)                                                                 $     5,594,131
       Paid-in capital in excess of par                                                                               493,342,630
       Undistributed investment income--net                                                    $     2,276,358
       Accumulated realized capital losses--net                                                  (155,613,418)
       Unrealized depreciation--net                                                                (9,909,631)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (163,246,691)
                                                                                                                  ---------------
       Total capital--Equivalent to $6.00 net asset value per share of Common Stock
       (market price--$5.88)                                                                                      $   335,690,070
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Statement of Operations

For the Year Ended February 28, 2006
Investment Income

       Interest (including $36,585 from affiliates)                                                               $    38,341,282
       Facility and other fees                                                                                            269,823
                                                                                                                  ---------------
       Total income                                                                                                    38,611,105
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     4,930,376
       Investment advisory fees                                                                      2,303,441
       Borrowing costs                                                                                 188,109
       Accounting services                                                                             124,539
       Transfer agent fees                                                                             117,175
       Professional fees                                                                                73,808
       Directors' fees and expenses                                                                     44,400
       Printing and shareholder reports                                                                 41,280
       Listing fees                                                                                     40,137
       Custodian fees                                                                                   33,422
       Pricing services                                                                                 20,616
       Other                                                                                            28,852
                                                                                               ---------------
       Total expenses                                                                                                   7,946,155
                                                                                                                  ---------------
       Investment income--net                                                                                          30,664,950
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                                                                  246,957
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (14,729,860)
           Unfunded corporate loans--net                                                                 6,860       (14,723,000)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (14,476,043)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    16,188,907
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                          February 28,
Increase (Decrease) in Net Assets:                                                                  2006                2005
Operations

       Investment income--net                                                                  $    30,664,950    $    31,730,444
       Realized gain--net                                                                              246,957          2,619,920
       Change in unrealized appreciation/depreciation--net                                        (14,723,000)          5,910,284
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         16,188,907         40,260,648
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Dividends to shareholders from investment income--net                                      (31,484,794)       (30,760,697)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends              1,195,046            341,044
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital share transactions                          1,195,046            341,044
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (14,100,841)          9,840,995
       Beginning of year                                                                           349,790,911        339,949,916
                                                                                               ---------------    ---------------
       End of year*                                                                            $   335,690,070    $   349,790,911
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,276,358    $     3,094,503
                                                                                               ===============    ===============
             See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Statement of Cash Flows

For the Year Ended February 28, 2006
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $    16,188,907
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Increase in other receivables                                                                                 (80,896)
           Increase in other assets                                                                                       (1,196)
           Decrease in other liabilities                                                                                (273,621)
           Realized and unrealized loss--net                                                                           14,476,043
           Amortization of premium and discount--net                                                                  (1,031,141)
           Proceeds from sales and paydowns of long-term investments                                                  223,021,795
           Other investment-related transactions                                                                          376,777
           Purchases of long-term investments                                                                       (221,512,977)
           Proceeds from sales of short-term investments--net                                                           4,343,454
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                       35,507,145
                                                                                                                  ===============

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                  215,600,000
       Cash payments on borrowings                                                                                  (221,400,000)
       Dividends paid to shareholders                                                                                (30,302,647)
       Increase in bank overdraft                                                                                         196,675
                                                                                                                  ---------------
       Net cash used for financing activities                                                                        (35,905,972)
                                                                                                                  ===============

Cash

       Net decrease in cash                                                                                             (398,827)
       Cash at beginning of year                                                                                          398,827
                                                                                                                  ---------------
       Cash at end of year                                                                                        $            --
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     4,902,237
                                                                                                                  ===============

Non-Cash Financing Activities

       Capital shares issued on reinvestment of dividends to shareholders                                         $     1,195,046
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Financial Highlights
                                                                                              For the
                                                                     For the Year Ended      Year Ended     For the Year Ended
The following per share data and ratios have been derived               February 28,        February 29,       February 28,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance


       Net asset value, beginning of year                         $     6.28   $     6.10    $     4.82   $     5.40   $     6.63
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net**                                          .55          .57           .62          .63          .70
       Realized and unrealized gain (loss)--net                        (.27)          .16          1.30        (.59)       (1.22)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .28          .73          1.92          .04        (.52)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.56)        (.55)         (.64)        (.62)        (.71)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     6.00   $     6.28    $     6.10   $     4.82   $     5.40
                                                                  ==========   ==========    ==========   ==========   ==========
       Market price per share, end of year                        $     5.88   $     6.21    $     6.11   $     5.45   $     5.89
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              5.07%       12.88%        41.49%        1.18%      (8.03%)
                                                                  ==========   ==========    ==========   ==========   ==========
       Based on market price per share                                 4.13%       11.44%        25.34%        4.88%         .16%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                             .91%         .91%          .90%         .97%         .95%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        2.39%        1.69%         1.42%        1.78%        2.46%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          9.23%        9.28%        11.23%       12.75%       11.83%
                                                                  ==========   ==========    ==========   ==========   ==========

Leverage

       Amount of borrowings, end of year (in thousands)           $  141,700   $  147,500    $  132,297   $  104,600   $  127,600
                                                                  ==========   ==========    ==========   ==========   ==========
       Average amount of borrowings outstanding during
       the year (in thousands)                                    $  128,461   $  137,934    $  112,037   $  110,348   $  128,203
                                                                  ==========   ==========    ==========   ==========   ==========
       Average amount of borrowings outstanding per share
       during the year**                                          $     2.30   $     2.48    $     2.02   $     2.02   $     2.37
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  335,690   $  349,791    $  339,950   $  265,423   $  293,988
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             48.41%       54.18%        63.78%       74.70%       47.93%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
           Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a floating rate loan, Fund Asset Management, L.P. ("FAM") will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by FAM using a pricing service and/or procedures approved by the Board of Directors.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,699 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to securities in default and amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended February 28, 2006, the Fund reimbursed FAM $7,998 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2006 were $223,537,148 and $222,321,931, respectively.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 2006 and February 28, 2005 increased by 200,735 and 55,635, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of February 28, 2006, the Fund had an unfunded loan commitment of $1,125,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                              (in Thousands)

                                     Unfunded
Borrower                           Commitment          Value

Waste Services, Inc.                   $1,125         $1,139


6. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $175,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.84% and the average borrowing was approximately $128,461,000 for the year ended February 28, 2006.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.047000 per share on March 31, 2006 to shareholders of record on March 14, 2006.

The tax character of distributions paid during the fiscal years ended February 28, 2006 and February 28, 2005 was as follows:


                                           2/28/2006          2/28/2005

Distributions paid from:
   Ordinary income                   $    31,484,794    $    30,760,697
                                     ---------------    ---------------
Total taxable distributions          $    31,484,794    $    30,760,697
                                     ===============    ===============


As of February 28, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $     2,264,487
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             2,264,487
Capital loss carryforward                                (155,613,418)*
Unrealized losses--net                                    (9,897,760)**
                                                        ---------------
Total accumulated losses--net                           $ (163,246,691)
                                                        ===============

 * On February 28, 2006, the Fund had a net capital loss carryforward of $155,613,418, of which $4,282,847 expires in 2007,
   $12,755,214 expires in 2008, $25,658,795 expires in 2009,
   $54,958,583 expires in 2010, $30,706,546 expires in 2011,
   $22,345,071 expires in 2012 and $4,906,362 expires in 2014.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the book/tax differences in the accrual of income on securities in default and differences between book and tax amortization methods for premiums and discounts on fixed income securities.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey

April 24, 2006



Fund Certification (unaudited)


In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Senior High Income Portfolio, Inc. for the fiscal year ended February 28, 2006:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:    March 2005                                     0.00%*
               April 2005                                    91.19%*
               May 2005 - January 2006                       94.82%*
               February 2006                                 68.43%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders, who elect not to participate, will receive all dividend distributions in cash. Shareholders, who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an
   "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
   serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of
   Directors.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**      Director     1993 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant,
Age: 65                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery   Director     1994 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       50 Portfolios  Rubbermaid,
Princeton,                                    School of Management, Northwestern University                   Inc.
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate                (manufacturing).
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       50 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     50 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1993 to  Professor of Finance from 1984 to 1995,          49 Funds       Bowne & Co.,
P.O. Box 9095                        present  Dean from 1984 to 1993 and since 1995            50 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University's Leonard                  printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                     Vornado Realty
Age: 68                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company).


Edward D. Zinbarg       Director     2000 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       50 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                              present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                              IQ Funds since 2004.


Kevin J. Booth          Vice         2001 to  Managing Director (Global Fixed Income) of MLIM since 2006; Director of MLIM from
P.O. Box 9011           President    present  1998 to 2005; Vice President of MLIM from 1991 to 1998.
Princeton,
NJ 08543-9011
Age: 51


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                              Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
ARK


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SENIOR HIGH INCOME PORTFOLIO, INC.                            FEBRUARY 28, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending February 28, 2006 - $41,300
                                Fiscal Year Ending February 28, 2005 - $39,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending February 28, 2006 - $8,000 Fiscal Year Ending February 28, 2005 - $7,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending February 28, 2006 - $6,000
                                Fiscal Year Ending February 28, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending February 28, 2006 - $0
                                Fiscal Year Ending February 28, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending February 28, 2006 - $4,944,454
               Fiscal Year Ending February 28, 2005 - $11,046,527

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2006.

           (a)(1) Mr. Kevin J. Booth is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Booth has been a Managing Director of the Investment Adviser since 2006 and was previously a Director at the Investment Adviser. He has been a portfolio manager and Vice President of the Fund since 2001. He has more than eleven years of investment experience, including the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios. Mr. Booth joined MLIM in 1991 and has core experience in bank loans, high yield and distressed investing.

           (a)(2) As of February 28, 2006:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment       Other      Investment     Investment      Other
           Manager          Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
           Kevin J.
           Booth                     2                1           0            0               0            0
                         $ 930,601,777  $ 1,660,762,375     $     0      $     0         $     0      $     0

           (iv)   Potential Material Conflicts of Interest

       Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

       Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

       To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

       In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

       (a)(3) As of February 28, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

        (a)(4) Beneficial Ownership of Securities.    As of February 28, 2006,
               Mr. Booth beneficially owns stock issued by the Fund in the range of $100,001-$500,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: April 20, 2006